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                                                                    Exhibit 23.2

                      [BROWN, GRAHAM & COMPANY LETTERHEAD]




To the Board of Directors of Micro-Media Solutions, Inc., a Utah corporation:

We consent to the use of our reports included herein, dated October 14, 1998, and to the reference to our firm under the heading "Experts" in the Registration Statement on Form SB-2 for the above named company.

                                                /s/ BROWN, GRAHAM & COMPANY P.C.


Georgetown, Texas
November 10, 1998